Exhibit 99.2

CELERIT SOLUTIONS CORPORATION

FINANCIAL STATEMENTS

DECEMBER 31, 2021 and 2020

WITH

INDEPENDENT AUDITOR’S REPORT

INDEPENDENT AUDITOR’S REPORT

Board of Directors

Celerit Solutions Corporation

Opinion

We have audited the accompanying financial statements of Celerit Solutions Corporation, which comprise the balance sheets as of December 31, 2021 and 2020, the related statements of operations, stockholder’s equity and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Celerit Solutions Corporation as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

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In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/S/ HOGANTAYLOR LLP

Little Rock, Arkansas

June 14, 2022

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CELERIT SOLUTIONS CORPORATION

BALANCE SHEETS

	December 31,	December 31,
	2021	2020
Assets
Current assets:
Cash	$82,879	$261,955
Accounts receivable	95,968	83,245
Prepaid expenses	39,979	67,045

Total current assets	218,826	412,245

Property and equipment:
Equipment, furniture, and fixtures	934,117	535,997
Software	297,850	297,850
Total property and equipment	1,231,967	833,847
Accumulated depreciation and amortization	(760,241)	(721,160)
Property and equipment, net	471,726	112,687
Total assets	$690,552	$524,932

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable	$22,041	$31,463
Accrued expenses	28,047	62,403
Deferred revenue	91,950	24,709
Due to affiliates	538,098	223,461
Total current liabilities	680,136	342,036

Stockholder’s equity:
Common stock, $1 par value; 1,000 shares authorized; 100 shares issued and outstanding	100	100
Additional paid-in capital	282,919	282,919
Accumulated deficit	(272,603)	(100,123)
Total stockholder’s equity	10,416	182,896
Total liabilities and stockholder’s equity	$690,552	$524,932

The accompanying footnotes are an integral part of these financial statements

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CELERIT SOLUTIONS CORPORATION

STATEMENTS OF OPERATIONS

	Year ended	Year ended
	December 31,	December 31,
	2021	2020
Revenue	$1,013,697	$1,155,399

Cost of revenue	974,893	$1,085,485

Gross profit	38,804	69,914

Selling, general and administrative expenses	428,872	476,556

Loss from operations	(390,068)	(406,642)

Other income (expense):
Interest expense	-	(988)
Loan forgiveness income	198,000	-
Other income	19,588	4,456
Other income, net	217,588	3,468
Net loss	$(172,480)	$(403,174)

The accompanying footnotes are an integral part of these financial statements

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CELERIT SOLUTIONS CORPORATION

STATEMENTS OF STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance, December 31, 2019	100	$100	$282,980	$303,051	$586,131

Net loss	-	-	-	(403,174)	(403,174)

Distributions	-	-	(61)	-	(61)

Balance, December 31, 2020	100	100	282,919	(100,123)	182,896

Net loss	-	-	-	(172,480)	(172,480)

Balance, December 31, 2021	100	$100	$282,919	$(272,603)	$10,416

The accompanying footnotes are an integral part of these financial statements

F-5

CELERIT SOLUTIONS CORPORATION

STATEMENTS OF CASH FLOWS

	Year ended	Year ended
	December 31,	December 31,
	2021	2020

Cash Flows from Operating Activities
Net loss	$(172,480)	$(403,174)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	39,081	59,127
Bad debt	40	87
Loan forgiveness income	(198,000)	-
Change in operating assets and liabilities:
Accounts receivable	(12,763)	31,194
Prepaid expenses	27,066	18,859
Accounts payable and accrued expenses	(43,778)	(25,538)
Due to affiliates	174,327	195,332
Deferred revenue	67,241	24,709
Net cash used in operating activities	(119,266)	(99,404)

Cash Flows from Investing Activities
Purchase of property and equipment	(59,810)	(58,591)

Cash Flows from Financing Activities
Stockholder distributions	-	(61)

Net change in cash	(179,076)	(158,056)
Cash, beginning of year	261,955	420,011
Cash, end of year	$82,879	$261,955

Noncash Investing and Financing Activity
Equipment acquired through due to affiliates	$338,310	$-

The accompanying footnotes are an integral part of these financial statements

F-6

Celerit Solutions Corporation

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 and 2020

Note 1 – Summary of Significant Accounting Policies

Description of operations

Celerit Solutions Corporation (the Company) was incorporated in the state of Arkansas on September 24, 2021. The Company is headquartered in Little Rock, Arkansas, and earns revenues predominately from data processing and information systems support of banking institutions. Services are sold primarily to community banks in the state of Arkansas but have expanded to four other states across two different time zones. The Company is subject to regulation by certain federal and state agencies and undergoes periodic examinations by those regulatory authorities.

Basis of accounting

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Reclassification

The Company changed its presentation of cost of revenue and operating expenses on the statements of operations. During fiscal year 2021, the Company reviewed its financial reporting of expenses in connection with its current operations in order to enhance the usefulness of the presentation of the Company’s expenses. Based on that review, the Company reclassified its operational expenses into cost of revenue and selling, general and administrative expenses for presentation purposes. Cost of revenue include the direct and indirect costs associated with producing revenue. Selling, general and administrative expenses include overhead costs, which primarily consist of personnel costs, insurance, professional services, and communication, among other less significant cost categories. The prior year has been reclassified to conform with the current year’s presentation of cost of revenue and selling, general and administrative expenses. These reclassifications had no effect on previously reported results of operations or accumulated deficit.

Cash

The Company maintains cash deposits which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes the Company is not exposed to any significant credit risk on cash and that its policies are adequate to minimize potential credit risks.

Accounts receivable

The Company extends credit to its customers in the normal course of business. The Company performs ongoing credit evaluations and generally does not require collateral. The Company uses the allowance method to estimate for uncollectible receivables and maintains reserves, when necessary, for potential credit losses. An allowance for doubtful accounts, when necessary, is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Accounts receivable are ordinarily due 30 days after the issuance of an invoice. Accounts more than 120 days past due are considered delinquent and are written off after all collection attempts have been exhausted. Management determined that an allowance for doubtful accounts was not necessary as of December 31, 2021 or 2020.

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Property and equipment

Property and equipment are recorded at historical cost. Major renewals and improvements are capitalized while normal repairs and maintenance are expensed in the period incurred. Depreciation and amortization are computed using the straight-line method over the asset’s estimated useful life. Computer equipment and furniture and fixtures are depreciated over the estimated useful life of each asset, which generally ranges from five to seven years. Software is amortized over five years.

The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate the value of an asset may not be fully recoverable. The Company records impairments to property and equipment when it becomes probable that the carrying value of the assets will not be fully recovered over their estimated useful lives. Impairments are recorded to reduce the carrying values of the assets to their estimated fair values determined by the Company based on facts and circumstances in existence at the time of the determination, estimates of probable future economic conditions and other information. No impairment adjustments were required for the years ended December 31, 2021 or 2020.

Revenue recognition

The Company’s revenue is primarily generated from the delivery of solutions and services, including processing, support, and product delivery and services. Processing revenue is generated from transaction-based fees, support revenue is generated from software maintenance for ongoing client support and software usage, which includes a license and ongoing client support, and product delivery and services revenue is generated primarily from software licensing and related professional services and hardware delivery. The fees for these services may be fixed or variable (based on performing an unspecified quantity of services), and pricing may include tiered pricing structures.

The Company accounts for a contract with a customer when it has written approval, the contract is committed, the rights of the parties, including payment terms, are identified, the contract has commercial substance and consideration is probable of collection. Binding contracts or agreements with customers together with agreement to the Company’s terms and conditions are considered the contract with a customer. The Company considers collection of the contract to be probable at the onset of the arrangement.

A performance obligation is a promise in a contract to transfer a distinct service, or a bundle of services, to the customer, and is the unit of accounting under Accounting Standards Codification (ASC) Topic 606. At contract inception, the Company assesses the solutions and services promised in its contracts with customers and identifies a performance obligation for each promise to transfer to the customer a solution or service (or bundle of solutions or services) that is distinct. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue as the performance obligation is satisfied by transferring control of a promised service to a customer in an amount that reflects the consideration the Company expects to receive in exchange for those goods or services. A customer obtains control of a service if it has the ability to direct the use of, and obtain substantially all of, the remaining benefits from that service.

For processing and support services, the Company recognizes revenue as services are performed based on the amounts of revenue allocated to these services within the contract. For product delivery and services, the Company recognizes revenue upon delivery to the customer. The amount of revenue recognized is based on the consideration the Company expects to receive in exchange for transferring goods and services to the customer. The Company’s contracts with its customers frequently contain some component of variable consideration. The Company estimates variable consideration in its contracts primarily using the expected value method, based on both historical and current information. The Company includes reimbursements from customers for expenses incurred in providing services revenue, while the related costs are included in operating expenses.

F-8

The timing of revenue recognition from contracts with customers results in contract assets. Generally, billing occurs subsequent to revenue recognition, resulting in the recording of a contract asset. The amount recorded for contract assets is recorded as unbilled revenue on the balance sheets. On occasion the Company will invoice customers prior to its completion of its performance obligation resulting in the recognition of a contract liability, which is recorded as deferred revenue. Amounts recorded into deferred revenue are generally recognized into revenue upon completion of its performance obligations, which is generally within a short period of one to three months.

Significant judgments:

●	Principal versus agent considerations – Technology or service components from third parties are frequently imbedded in or combined with the Company’s applications or service offerings. The Company is often responsible for billing the customer in these arrangements and transmitting the applicable fees to the third party. The Company determines whether it is responsible for providing the actual solution or service as a principal or for arranging for the solution or service to be provided by the third party as an agent. Judgment is applied to determine whether the Company is the principal or the agent by evaluating whether the Company has control of the solution or service prior to it being transferred to the customer. The principal versus agent assessment is performed at the performance obligation level. Indicators that the Company considers in determining if it has control include whether the Company is ultimately responsible for fulfilling the promise to provide the specific solution or service to the customer and the Company has discretion in establishing the price the customer ultimately pays for the solution or service.

Practical expedients and accounting policy elections:

●	Incremental costs of obtaining and fulfilling a contract – These costs are included in operating expenses as the amortization period is generally one year or less. The Company expenses costs associated with obtaining and fulfilling contracts as incurred.

●	Significant financing components – The Company has elected not to adjust the promised amount of consideration for the effects of a significant financing component as the Company expects, at contract inception, that the period between when the entity transfers a promised service to a customer and when the customer pays for that service will generally be one year or less.

●	Sales tax and other related taxes – Taxes collected from customers and remitted to governmental authorities are not included in revenue.

Income taxes

The Company has elected to be treated as an S corporation for federal and state income tax purposes. Accordingly, all income or loss is included in the stockholder’s taxable income for federal and state income tax purposes, and no provision for income taxes has been made in the accompanying financial statements.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-9

Recent accounting pronouncement

In February 2016, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of operations. The new standard is effective for fiscal years beginning after December 15, 2021. A modified retrospective transition approach is required for lessees with capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the impact of adopting this new standard on its financial statements.

Note 2 – Operating Leases

The Company leases a disaster recovery site, a facility, and certain equipment under noncancelable operating lease agreements. These leases have monthly payments ranging from approximately $200 to $3,750 with expirations ranging from April 2022 through August 2024. As of December 31, 2021, the aggregate future lease payments under these lease arrangements are as follows:

2022	$65,784
2023	51,981
2024	1,388
Total	$119,153

Total expenses incurred under these agreements was approximately $63,000 and $64,000 during each of the years ended December 31, 2021 and 2020, respectively, and is included in selling, general and administrative expenses in the accompanying statements of operations.

Note 3 – Retirement Plan

Employees of the Company who have reached the age of 21 and completed three consecutive months of service may participate in a profit sharing plan (the Plan). Eligible employees may make contributions to the Plan up to the maximum amount allowed by the Internal Revenue Code. During the years ended December 31, 2021 and 2020, the Company matched 100% of employees’ elective deferral contributions up to 3% of their compensation. The Company may make additional discretionary contributions to the Plan. During the years ended December 31, 2021 and 2020, the Company made contributions to the Plan of approximately $12,400 and $11,300 respectively.

Note 4 – Related Party Transactions

The Company and Celerit Corporation, which is an affiliate with common ownership and management, share in various operational expenditures, such as health insurance, telephone and data communications services and various shared employee expenses. These expenditures are generally allocated to each of the entities and recorded as a due to or due from Celerit Corporation by the Company. In addition, Celerit Corporation will advance funds to the Company by paying for certain business expenses and capital expenditures on behalf of the Company. The amount due to Celerit Corporation was approximately $523,500 and $209,100 as of December 31, 2021 and 2020, respectively, which is included in due to affiliates in the accompanying balance sheets.

During 2020, Celerit Corporation received a loan from a financial institution under the Small Business Administration’s Paycheck Protection Program and allocated a portion of the loan proceeds to the Company. Celerit Corporation’s loan was fully forgiven in February 2021, at which time Celerit Corporation forgave the Company’s allocated portion of $198,000. As a result, the forgiven amount is recognized as a gain in other income on the statement of operations for the year ended December 31, 2021.

F-10

The Company operates from a facility provided by CRE Holdings, LLC, another commonly owned affiliate. Rent expense for use of the facility during each of the years ended December 31, 2021 and 2020, was $45,000, which was determined based on square footage and estimated cost of leasing in a comparable space in the area. Approximately $15,600 and $14,300 was owed to this affiliate as of December 31, 2021 and 2020, respectively, which is also included in due to affiliates in the accompanying balance sheets.

Note 5 – Concentrations

During the year ended December 31, 2021, approximately 47% of the Company’s purchases of computer software licenses, software maintenance, programming, and conversion services were from three suppliers. In addition, approximately 51% of the Company’s total accounts payable as of December 31, 2021, was owed to two suppliers.

During the year ended December 31, 2020, approximately 37% of the Company’s purchases of computer software licenses, software maintenance, programming, and conversion services was from one supplier. In addition, approximately 20% of the Company’s total accounts payable as of December 31, 2021, was owed to one supplier. The Company frequently evaluates other vendors for computer software and programming, which would allow the Company to offer customers multiple options to meet their current and future needs.

During the year ended December 31, 2021, approximately 80% of the Company’s revenue was earned from six customers. In addition, approximately 64% of the Company’s total accounts receivable as of December 31, 2021, were due from four customers.

During the year ended December 31, 2020, approximately 72% of the Company’s revenue was earned from four customers. In addition, approximately 57% of the Company’s total accounts receivable as of December 31, 2020, were due from four customers. The Company generally has five-year term contracts with these customers, with penalties for early termination.

Note 6 - Subsequent Events

Subsequent to year end on April 7, 2022, the Stockholder, the Company and Celerit Corporation completed and executed a merger agreement to sell the businesses. The purchase price consisted of cash proceeds, common stock issuable by the purchaser, and a seller note payable to the stockholder.

Management has evaluated subsequent events for recognition and disclosure through June 14, 2022, the date the financial statements were available to be issued.

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